THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

Discovery Premier Group Retirement Annuity

Supplement dated May 28, 2026 to Prospectus dated May 1, 2026

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for insurance products issued by The Prudential Insurance Company of America. If you would like another copy of the current Prospectus, please call 1-855-756-4738.

We are issuing this supplement to update the current expense associated with the AB Variable Products Series Fund, Inc. Relative Value Fund, effective May 1, 2026.

PROSPECTUS

In the section entitled “Appendix A: Guaranteed Interest Account and Underlying Fund Options,” in the appendix of available portfolios, the row containing information for the AB Variable Products Series Fund, Inc. Relative Value Fund is hereby replaced with the following (all other portfolio information in the appendix remains unchanged):

Investment Objective	Portfolio Name and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of December 31, 2025)
			1 year	5 years	10 years
Seeks long-term growth of capital	AB Variable Products Series Fund, Inc. Relative Value Fund - Class A*	0.60%	10.47%	11.42%	10.57%
	Adviser: AllianceBernstein L.P.
	Subadviser: N/A
*This portfolio is subject to an expense reimbursement or fee waiver arrangement. As a result, this portfolio’s annual expenses reflect temporary expense reductions. See the portfolio prospectus for additional information.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
2026-PROSUPP-1-DP